UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSRS
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-4718
Van Kampen Tax Free Money Fund

(Exact name of registrant as specified in charter)
522 Fifth Avenue, New York, New York 10036

(Address of principal executive offices)      (Zip code)
Edward C. Wood III
522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-762-4000
Date of fiscal year end: 6/30
Date of reporting period: 12/31/09

Item 1. Report to Shareholders.

The Fund’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

SEMIANNUAL REPORT

December 31, 2009

MUTUAL FUNDS Van Kampen Tax Free Money Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Tax Free Money Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of December 31, 2009.

This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation nor any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Fund Report
For the six-month period ended December 31, 2009

Market Conditions

Over the course of the reporting period, reset rates on variable rate demand notes (or VRDNs, which represent the majority of short-term tax-exempt instruments) were driven lower by refinancing, the replacement of liquidity providers that had contributed to higher reset rates by those perceived as stronger credit providers, and a scarcity of high quality, low beta names. At the same time, continually declining short-term rates in the broader taxable market led to an influx of non-traditional (“crossover”) buyers into the tax-exempt market, further pressuring reset rates. As of December 31, 2009, the Securities Industry and Financial Markets Association (SIFMA) Index of weekly variable rate securities stood at 0.25 percent and the Bond Buyer One-Year Note Index finished the year at 0.49 percent.

Other factors beyond the aforementioned also served to keep money market fund yields low during the period. The Federal Reserve’s campaign to keep short-term rates pinned to the floor had a major impact. A shortage of municipal paper eligible to be purchased by money market funds was another factor. Municipal VRDNs typically require a credit guarantee from a bank. As the banks spent much of 2009 nursing their balance sheets, credit guarantees became more expensive and difficult to obtain. Furthermore, taxable money market funds began purchasing tax-exempt municipal paper because yields on taxable paper have been even lower. This has exacerbated the scarcity of tax-free money market-eligible paper. Low money market fund yields during the period contributed to a migration of assets to the long end of the yield curve or to other asset classes and as a result, the tax-free money fund industry’s assets declined by 23 percent from their peak in August 2008.

Most states across the nation began 2010 facing grim budget shortfalls that could mean a repeat of the service cuts, layoffs and higher fees imposed in 2009. According to a recent study by the National Association of State Budget Officers and the National Governors Association, states’ general fund budgets passed for fiscal 2010 totaled $627.9 billion, 5.4 percent lower than the total for the 2009 fiscal year.

Performance Analysis

For the six-month period ended December 31, 2009, the Fund provided a total return of 0.01 percent. For the seven-day period ended December 31, 2010, the Fund provided an annualized yield of 0.01 percent (subsidized) and –0.38 percent (non-subsidized). The yield reflects the current earnings of the Fund more closely than does the total return calculation. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Total return assumes reinvestment of all distributions. Past performance is no guarantee of future results.

Protecting the safety and liquidity of the Fund’s assets remained our first priority throughout the reporting period. Our emphasis continued to be on managing exposure to institutions under stress. To that end, we have focused on tax-exempt securities where our credit and risk teams have confidence in the quality of the issuer, the structure of the program, and the financial strength of the supporting institutions. Additionally, our general strategy has been to maintain a relatively shorter average maturity as compared to our peer group.

Market Outlook

While risk appetite appears to be returning for 2010, many investors are likely to tread cautiously. Barring any unexpected shocks to the market, we believe rates are likely to remain low until mid-2010 with the strong likelihood of rates beginning to rise in the latter half of the year. During this period of ongoing uncertainty, we continue to maintain a watchful eye on state and local economies.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

Portfolio composition as of 12/31/09 (Unaudited)

7 Day Floaters	70.2%
Daily Variable Rate Securities	29.8

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. All percentages are as a percentage of total investments. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-1520.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 7/1/09 - 12/31/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds that have transactional costs, such as sales charges (loads) or contingent deferred sales charges.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	7/1/09	12/31/09	7/1/09-12/31/09

Actual	$1,000.00	$1,000.05	$1.16
Hypothetical	1,000.00	1,024.05	1.17
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 0.23% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). This expense ratio reflects voluntary advisory, 12b-1 and other expense waivers.

Assumes all dividends and distributions were reinvested.

Van Kampen Tax Free Money Fund
Portfolio of Investments  ■  December 31, 2009 (Unaudited)

Par			Current
Amount		Maturity	Yield at	Amortized
(000)	Description	Date*	12-31-09	Cost

	Municipal Bonds 99.3% 7 Day Floaters 69.7%
$1,000	Arizona Brd Regt AZ St Univ Sys Rev Rfdg Ser A (LOC: Lloyds TSB Bank)	01/06/10	0.180%	$1,000,000
600	Broward Cnty, FL Ed Fac Auth City Coll Proj (LOC: Citibank)	01/07/10	0.230	600,000
1,000	California Statewide Cmnty Dev Auth Rev Kaiser Permanente Ser B	01/06/10	0.200	1,000,000
1,000	Cary, NC Pub Impt	01/06/10	0.200	1,000,000
700	Clarksville, TN Muni Pub Bldg Auth Rev Pooled Fin TN Bd Fd (LOC: Bank of America) (Acquired 10/10/08, Cost $700,000) (a)	01/04/10	0.250	700,000
600	Colorado Hsg & Fin Auth Single Fam Mtg Ser B-3	01/06/10	0.220	600,000
675	Derry Twp, PA Indl & Coml Dev Auth Hotel Tax Rev Arena Proj (LOC: PNC Bank)	01/07/10	0.210	675,000
1,000	Eastern Muni Wtr Dist CA Wtr & Swr Rev Ctf Partner Ser B	01/06/10	0.180	1,000,000
1,000	Glynn Brunswick Mem Hosp Auth GA Rev Antic Ctf Southeast Ser B (LOC: Branch Banking & Trust)	01/07/10	0.220	1,000,000
675	Metropolitan Govt Nashville & Davidson Cnty, TN H&E Fac Brd Rev Vanderbilt Univ Ser A	01/07/10	0.200	675,000
490	Michigan St Hosp Fin Auth Rev McLaren Hlthcare Rfdg Ser B (LOC: JP Morgan Chase Bank)	01/06/10	0.210	490,000
1,000	Minnesota St Higher Ed Fac Auth Rev Macalester College Ser 5-Q	01/07/10	0.230	1,000,000
500	New Hampshire Higher Ed & Hlth Fac Auth Rev Saint Pauls Sch Issue	01/07/10	0.250	500,000
500	New York St Loc Gov Assistance Corp Ser D (LOC: Societe Generale)	01/06/10	0.220	500,000
900	North Carolina Ed Fac Fin Agy Rev Duke Univ Proj Ser B	01/07/10	0.150	900,000
855	North Carolina Med Care Comm Hlth Sys Rev Mission Saint Josephs Rfdg	01/07/10	0.250	855,000
970	Oregon St Hlth Hsg Ed & Cultural Fac Auth Sacred Heart Med Ctr Ser A (LOC: US Bank)	01/07/10	0.200	970,000
675	Palm Beach Cnty, FL Rev Henry Morrison Flagler Proj (LOC: Northern Trust)	01/07/10	0.380	675,000
615	Portland, OR Hsg Auth Rev New Mkt West Proj (LOC: Wells Fargo Bank)	01/07/10	0.320	615,000
600	Private Colleges & Univ Auth GA Rev Emory Univ Ser B-2	01/07/10	0.170	600,000
1,000	San Bernardino Cnty, CA Ctf Partner Cap Impt Refing Proj (LOC: BNP Paribas)	01/07/10	0.150	1,000,000
900	University of Texas Univ Rev Fin Sys Rfdg Ser A	01/06/10	0.150	900,000
500	Utah Cnty, UT Hosp Rev IHC Hlth Svc Inc Ser B	01/07/10	0.170	500,000

See Notes to Financial Statements

Van Kampen Tax Free Money Fund
Portfolio of Investments  ■  December 31, 2009 (Unaudited)  continued

Par			Current
Amount		Maturity	Yield at	Amortized
(000)	Description	Date*	12-31-09	Cost

	7 Day Floaters (Continued)
$600	Washington St Hsg Fin Comm Multi-Family Mtg Rev (LOC: Harris Trust & Savings Bank)	01/05/10	0.330%	$600,000

Total 7 Day Floaters 69.7%				18,355,000

	Daily Variable Rate Securities 29.6%
600	Chicago, IL Rfdg Ser F	01/04/10	0.200	600,000
700	Colorado Ed & Cultural Fac Natl Jewish Fedn Ser F-1 (LOC: Northern Trust)	01/04/10	0.230	700,000
400	Cuyahoga Cnty, OH Rev Cleveland Clinic Sub Ser B-1	01/04/10	0.200	400,000
1,000	Geisinger Auth PA Hlth Sys Ser C	01/04/10	0.200	1,000,000
400	Illinois Hlth Fac Auth Rev Northwestern Mem Hosp Ser C	01/04/10	0.200	400,000
600	Jacksonville, FL Pollutn Rev Ctl FL Pwr & Lt Co Proj Rfdg	01/04/10	0.250	600,000
431	Kentucky Inc KY Pub Energy Auth Gas Supply Rev Ser A	01/04/10	0.200	431,000
300	Long Island Pwr Auth NY Elec Sys Rev Ser 2B (LOC:
	Bayerische Landesbank)	01/04/10	0.250	300,000
1,100	Pitkin Cnty, CO Indl Dev Rev Aspen Skiing Co Proj Rfdg Ser A (LOC: JP Morgan Chase Bank)	01/04/10	0.230	1,100,000
250	Southeast, AL Gas Dist Rev Supply Proj Ser A	01/04/10	0.200	250,000
1,000	Vermont Ed & Hlth Bldg Northeastern VT Hosp Ser A (LOC: TD Banknorth)	01/04/10	0.210	1,000,000
1,000	West Vly City, UT Indl Dev Rev Johnson Matthey Inc Proj (LOC: HSBC Bank USA) (Acquired 12/21/09, Cost $1,000,000) (a)	01/04/10	0.250	1,000,000

Total Daily Variable Rate Securities 29.6%				7,781,000

Total Investments 99.3% (b) (c)				26,136,000

Other Assets in Excess of Liabilities 0.7%				184,186

Net Assets 100.0%				$26,320,186

Percentages are calculated as a percentage of net assets.

*	Date of next interest rate reset.

(a)	Security is restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 6.5% of net assets.

(b)	Securities include a put feature allowing the Fund to periodically put the security back to the issuer at amortized cost on specified dates. The yield shown represents the current yield earned by the Fund based on the most recent reset date. The maturity date shown represents the next put date.

(c)	At December 31, 2009, cost is identical for both book and federal income tax purposes.

LOC—Letter of Credit

See Notes to Financial Statements

Van Kampen Tax Free Money Fund
Portfolio of Investments  ■  December 31, 2009 (Unaudited)  continued

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) in the Notes to Financial Statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund’s investments carried at amortized cost, which approximates fair value:

	Level 1	Level 2	Level 3
Significant
		Other Significant	Unobservable
Investments	Quoted Prices	Observable Inputs	Inputs	Total

Investments in an Asset Position:
Short-Term Municipal Bonds
Issued by States of the United States and Political Subdivisions of the United States	$—	$26,136,000	$—	$26,136,000

See Notes to Financial Statements

Van Kampen Tax Free Money Fund
Financial Statements

Statement of Assets and Liabilities
December 31, 2009 (Unaudited)

Assets:
Total Investments, at amortized cost which approximates market value	$26,136,000
Cash	100,566
Receivables:
Fund Shares Sold	220,321
Expense Reimbursement from Adviser	13,716
Interest	5,806
Other	123,503

Total Assets	26,599,912

Liabilities:
Payables:
Fund Shares Repurchased	28,559
Distributor and Affiliates	5,654
Trustees’ Deferred Compensation and Retirement Plans	205,260
Accrued Expenses	40,253

Total Liabilities	279,726

Net Assets	$26,320,186

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$26,465,651
Accumulated Net Realized Loss	(18,652)
Accumulated Undistributed Net Investment Income	(126,813)

Net Assets (Equivalent to $1.00 per share for 26,343,191 shares outstanding)	$26,320,186

See Notes to Financial Statements

Van Kampen Tax Free Money Fund
Financial Statements  continued

Statement of Operations
For the Six Months Ended December 31, 2009 (Unaudited)

Investment Income:
Interest	$30,951

Expenses:
Investment Advisory Fee	57,101
Professional Fees	32,332
Distribution (12b-1) and Service Fees	31,723
Registration Fees	19,527
Transfer Agent Fees	17,896
Reports to Shareholders	12,699
Trustees’ Fees and Related Expenses	9,283
Accounting and Administrative Expenses	4,768
Custody	2,506
Other	10,073

Total Expenses	197,908
Expense Reduction	168,195

Net Expenses	29,713

Net Investment Income	$1,238

Net Increase in Net Assets From Operations	$1,238

See Notes to Financial Statements

Van Kampen Tax Free Money Fund
Financial Statements  continued

Statements of Changes in Net Assets  (Unaudited)

	For The	For The
	Six Months Ended	Year Ended
	December 31, 2009	June 30, 2009

From Investment Activities:
Operations:
Net Investment Income	$1,238	$129,617

Change in Net Assets from Operations	1,238	129,617

Distributions from Net Investment Income	(1,238)	(125,071)

Net Change in Net Assets from Investment Activities	-0-	4,546

From Capital Transactions:
Proceeds from Shares Sold	9,007,134	68,242,780
Net Asset Value of Shares Issued Through Dividend Reinvestment	1,238	125,071
Cost of Shares Repurchased	(12,675,441)	(58,727,216)

Net Change in Net Assets from Capital Transactions	(3,667,069)	9,640,635

Total Increase/Decrease in Net Assets	(3,667,069)	9,645,181
Net Assets:
Beginning of the Period	29,987,255	20,342,074

End of the Period (Including accumulated undistributed net investment income of $(126,813) and $(126,813), respectively)	$26,320,186	$29,987,255

See Notes to Financial Statements

Van Kampen Tax Free Money Fund
Financial Highlights  (Unaudited)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	December 31,		Year Ended June 30,
	2009		2009		2008		2007		2006		2005

Net Asset Value, Beginning of the Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Net Investment Income	0.00	(a)(b)	0.00	(a)(b)	0.02	(a)	0.02	(a)	0.02	(a)	0.01
Net Realized and Unrealized Gain	0.00		0.00		0.00		0.00	(b)	0.00		0.00

Total from Investment Operations	0.00	(b)	0.00	(b)	0.02		0.02		0.02		0.01
Less Distributions from Net Investment Income	0.00	(b)	0.00	(b)	0.02		0.02		0.02		0.01

Net Asset Value, End of the Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total Return* (c)	0.01%	(d)**	0.44%	(d)	1.51%		2.07%		1.53%		0.73%
Net Assets at End of the Period (In millions)	$26.3		$30.0		$20.3		$14.7		$16.1		$17.5
Ratio of Expenses to Average Net Assets* (e)	0.23%	(d)	0.66%	(d)	1.26%		1.57%		1.43%		1.18%
Ratio of Net Investment Income to Average Net Assets*	0.01%	(d)	0.38%	(d)	1.51%		2.09%		1.54%		0.58%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (e)	1.56%		1.39%		2.22%		2.22%		1.92%		1.73%
Ratio of Net Investment Income/Loss to Average Net Assets	(1.32%	)	(0.35%	)	0.55%		1.44%		1.05%		0.03%

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.01 per share.

(c)	Assumes reinvestment of all distributions for the period and includes combined Rule 12b-1 fees and service fees of up to 0.25%.

(d)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income/Loss to Average Net Assets reflect actual 12b-1 fees of less than 0.25% (See footnote 4).

(e)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by 0.02% for the year ended June 30, 2007.

See Notes to Financial Statements

Van Kampen Tax Free Money Fund
Notes to Financial Statements  ■  December 31, 2009 (Unaudited)

1. Significant Accounting Policies
Van Kampen Tax Free Money Fund (the “Fund”) is organized as a Delaware statutory trust. The Fund is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek to provide investors with a high level of current income exempt from federal income taxes consistent with the preservation of capital and liquidity through investments in a diversified portfolio of municipal securities that will mature within twelve months of the date of purchase. The Fund commenced investment operations on November 5, 1986.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codificationtm (ASC) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The ASC supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance within the ASC carries an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund appropriately updated relevant GAAP references to reflect the new ASC.

A. Security Valuation Investments are valued at amortized cost, which approximates fair value. Under this valuation method, a portfolio instrument is valued at cost, any discount is accreted and any premium is amortized on a straight-line basis to the maturity of the instrument.

B. Fair Value Measurements FASB ASC 820, Fair Value Measurements and Disclosures (ASC 820) (formerly known as FAS 157), defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Van Kampen Tax Free Money Fund
Notes to Financial Statements  ■  December 31, 2009 (Unaudited)  continued

Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. Interest income is recorded on an accrual basis.

D. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service. Generally, each of the tax years in the four year period ended June 30, 2009, remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2009, the Fund had an accumulated capital loss carry forward for tax purposes of $14,956, which will expire according to the following schedule:

Amount	Expiration

$4,652	June 30, 2012
101	June 30, 2013
10,203	June 30, 2017

E. Distribution of Income and Gains The Fund declares dividends from net investment income daily and automatically reinvests such dividends daily. Net realized gains, if any, are distributed at least annually. Shareholders can elect to receive the cash equivalent of their daily dividends at each month end.
The tax character of distributions paid during the year ended June 30, 2009 was as follows:

Distributions paid from:
Ordinary income	$1,524
Tax-exempt income	264,817

$266,341

Van Kampen Tax Free Money Fund
Notes to Financial Statements  ■  December 31, 2009 (Unaudited)  continued

As of June 30, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$82,277

F. Reporting Subsequent Events Management has evaluated the impact of any subsequent events through February 19, 2010, the date the financial statements were effectively issued. Management has determined that there are no material events or transactions that would affect the Fund’s financial statements or require disclosure in the Fund’s financial statements through this date.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, Van Kampen Asset Management (the “Adviser”) will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $500 million	0.450%
Next $250 million	0.375%
Next $250 million	0.325%
Next $500 million	0.300%
Next $500 million	0.275%
Next $500 million	0.250%
Next $500 million	0.225%
Next $12 billion	0.200%
Over $15 billion	0.199%

The Fund’s Adviser is currently waiving or reimbursing all or a portion of the Fund’s advisory fees or other expenses. This resulted in a net expense ratio of 0.23%. The fee waivers or expense reimbursements are voluntary and can be discontinued at any time. For the six months ended December 31, 2009, the Adviser waived or reimbursed approximately $136,500 of advisory fees or other expenses.
For the six months ended December 31, 2009, the Fund recognized expenses of approximately $3,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended December 31, 2009, the Fund recognized expenses of approximately $14,400 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.

Van Kampen Tax Free Money Fund
Notes to Financial Statements  ■  December 31, 2009 (Unaudited)  continued

Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended December 31, 2009, the Fund recognized expenses of approximately $6,400 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and, to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $123,100 are included in “Other” assets on the Statement of Assets and Liabilities at December 31, 2009. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. Capital Transactions
For the six months ended December 31, 2009 and the year ended June 30, 2009, transactions were as follows:

	Six Months Ended	Year Ended
	December 31, 2009	June 30, 2009

Beginning Shares	30,010,260	20,369,625

Shares Sold	9,007,134	68,242,780
Shares Issued Through Dividend Reinvestment	1,238	125,071
Shares Repurchased	(12,675,441)	(58,727,216)

Net Change in Shares Outstanding	(3,667,069)	9,640,635

Ending Shares	26,343,191	30,010,260

4. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts. Under the Plans, the Fund will incur annual fees of up to 0.25% of average daily net assets. These fees are accrued daily and paid to the Distributor monthly. The Distributor is currently waiving a portion of the distribution and service fees. For the six months ended December 31, 2009, the Distributor waived $31,650 of distribution and service fees. Due to the voluntary waiver, the aggregate distribution and service fees are less than 0.01%. This waiver is voluntary in nature and can be discontinued at any time.

Van Kampen Tax Free Money Fund
Notes to Financial Statements  ■  December 31, 2009 (Unaudited)  continued

5. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6. U.S. Treasury Temporary Guaranty Program
The Board of Trustees approved the participation by the Fund in the U.S. Department of the Treasury’s Temporary Guaranty Program (“Program”) for money market funds. Although the Fund has continued to maintain a net asset value of $1.00 per share, the Fund believed that participation in the Program would provide an added level of assurance for its shareholders. The Program provided a guarantee to participating money market mutual fund shareholders based on the number of shares invested in the Fund at the close of business on September 19, 2008. Any increase in the number of shares held by an investor after the close of business on September 19, 2008, would not have been guaranteed. If a customer closed his/her account with the Fund or broker-dealer, any future investment in the Fund would not have been guaranteed. If the number of shares an investor held fluctuated over the period, the investor would have been covered for either the number of shares held as of the close of business on September 19, 2008, or the current amount, whichever was less. The Program had originally been set to expire on December 18, 2008, but was extended by the Treasury Department and officially expired on September 18, 2009. For the six months ended December 31, 2009, the expense of the Program, amounting to $1,837, was borne by the Fund and amortized on a straight line basis over the term of the Program’s coverage.

7. Significant Events
On October 19, 2009, Morgan Stanley, the parent company of Van Kampen Investments Inc., announced that it has reached a definitive agreement to sell substantially all of its retail asset management business to Invesco Ltd. (the “Transaction”). The Transaction includes a sale of the part of the asset management business that advises funds, including the Van Kampen family of funds. The Transaction is subject to certain approvals and other conditions, and is currently expected to close in mid-2010.
On December 8, 2009, management of the Fund and management of Invesco Ltd. proposed a reorganization (the “Reorganization”) of the Fund into the AIM Tax-Exempt Cash Fund (the “Acquiring Fund”), a fund advised by affiliates of Invesco Ltd. with substantially the same investment objective and principal investment strategy as the Fund. The Board of Trustees of the Fund has approved the proposed Reorganization and the proposed Reorganization will be presented to shareholders of the Fund for approval at a special meeting of shareholders. If the proposed Reorganization is approved, shareholders of the Fund will receive shares of the Acquiring Fund in exchange for their shares of the Fund. Upon completion of the Reorganization, the Fund will dissolve pursuant to a plan of dissolution adopted by the Board of Trustees.

8. Accounting Pronouncement
On January 21, 2010, the FASB issued an Accounting Standards Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value

Van Kampen Tax Free Money Fund
Notes to Financial Statements  ■  December 31, 2009 (Unaudited)  continued

measurements, for Level 2 or Level 3 positions ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009. However, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of the amendment to ASC 820 and the impact it will have on financial statement disclosures.

Van Kampen Tax Free Money Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen * – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
155 North Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

Your Notes

Van Kampen Tax Free Money Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of Van Kampen Funds Inc., and Van Kampen Investor Services Inc., as well as current and former individual investors in Van Kampen mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

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Van Kampen Tax Free Money Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

(continued on next page)

Van Kampen Tax Free Money Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your

(continued on next page)

Van Kampen Tax Free Money Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (EST)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Van Kampen or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

(continued on back)

Van Kampen Tax Free Money Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2010 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

TFMMSAN 02/10
IU10-00750P-Y12/09

Item 2. Code of Ethics.
Not applicable for semi-annual reports.
Item 3. Audit Committee Financial Expert.
Not applicable for semi-annual reports.
Item 4. Principal Accountant Fees and Services.
Not applicable for semi-annual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable for semi-annual reports.
Item 6. Schedule of Investments.
(a) Please refer to Item #1.
(b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures
(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSRS was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(1) Code of Ethics — Not applicable for semi-annual reports.
(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.
(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Van Kampen Tax Free Money Fund

By: Name:	/s/ Edward C. Wood III Edward C. Wood III
Title:	Principal Executive Officer
Date:	February 18, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: Name:	/s/ Edward C. Wood III Edward C. Wood III
Title:	Principal Executive Officer
Date:	February 18, 2010

By: Name:	/s/ Stuart N. Schuldt Stuart N. Schuldt
Title:	Principal Financial Officer
Date:	February 18, 2010